UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2011
MCJUNKIN RED MAN HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-153091	20-5956993
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)
2 Houston Center
909 Fannin, Suite 3100, Houston, TX 77010
(Address of principal executive offices,
including zip code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On November 10, 2011, McJunkin Red Man Holding Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being “furnished” pursuant to Item 2.02 and Item 9.01 of Form 8-K and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor is it deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing, if any.
The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. Such forward-looking statements may relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the Company’s other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward looking statements.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
The following exhibit is being furnished as part of this report:
99.1      Press Release of McJunkin Red Man Holding Corporation dated November 10, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: November 10, 2011

MCJUNKIN RED MAN HOLDING CORPORATION
By:	/s/ James F. Underhill
James F. Underhill
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of McJunkin Red Man Holding Corporation dated November 10, 2011